ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Articles of Merger (PURSUANT TO NRS 92A.200) Page 1	Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number: 20070264368-78 Filing Date and Time 04/17/2007 11:09 AM Entity Number: C15939-1995

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

SUBMIT IN DUPLICATE

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

Lightscape Technologies Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Global Innovative Systems Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Global Innovative Systems Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

Ý	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

Lightscape Technologies Inc.
Name of merging entity, if applicable
Global Innovative Systems Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Global Innovative Systems Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *;

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:
Article One of the Articles of Incorporation of Global Innovative Systems Inc. is hereby amended to change the name of Global Innovative Systems Inc. to Lightscape Technologies Inc.

6)	Location of Plan of Merger (check a or b):

Ý	(a) The entire plan of merger is attached;
or,
☐

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**:	April 20, 2007

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.):

Lightscape Technologies Inc.
Name of merging entity

/s/ Bondy Tan	President, Secretary, Treasurer and Director	April 13,2007
Signature	Title	Date

Global Innovative Systems Inc.
Name of merging entity

/s/ Bondy Tan	President and Director	April 13,2007
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Global Innovative Systems Inc.
Name of surviving entity

/s/ Bondy Tan	President and Director	April 13,2007
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of April 13, 2007.

BETWEEN:

LIGHTSCAPE TECHNOLOGIES INC., a Nevada corporation, having its office at 16/F, Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(“Lightscape”)

AND:

GLOBAL INNOVATIVE SYSTEMS INC., a Nevada corporation, having its office at 16/F, Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(“Global Innovative”)

WHEREAS:

A.	Lightscape is the wholly-owned subsidiary of Global Innovative;

B.                          The boards of directors of Lightscape and Global Innovative deem it advisable and in the best interests of their respective companies and shareholders that Lightscape be merged with and into Global Innovative, with Global Innovative remaining as the surviving corporation under the name “Lightscape Technologies Inc.”

C.                          The board of directors of Lightscape has approved the plan of merger embodied in this Agreement; and

D.                         The board of directors of Global Innovative has approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1.	THE MERGER
1.1	The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Lightscape shall be merged with and into Global Innovative in accordance with the applicable laws of the State of Nevada (the “Merger”). The separate existence of Lightscape shall cease, and Global Innovative shall be the surviving corporation under the name “Lightscape Technologies Inc.” (the “Surviving Corporation”) and shall be governed by the laws of the State of Nevada.

1.2	Effective Date

The Merger shall become effective on the date and at the time (the “Effective Date”) that:

CW1147925.1

(a)

the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b)	after satisfaction of the requirements of the laws of the State of Nevada.
1.3	Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Global Innovative, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Global Innovative, as the Surviving Corporation, shall be amended to state that the name of the corporation is “Lightscape Technologies Inc.”.

1.4	Bylaws

On the Effective Date, the Bylaws of Global Innovative, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5	Directors and Officers

The directors and officers of Global Innovative immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.	CONVERSION OF SHARES
2.1	Common Stock of Global Innovative

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Global Innovative, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the “Survivor Stock”).

2.2	Common Stock of Lightscape

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Lightscape, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3	Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3.	EFFECT OF THE MERGER
3.1	Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Lightscape and Global Innovative; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Lightscape and Global Innovative on whatever account shall thereafter be taken and

CW1147925.1

deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Lightscape or Global Innovative, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Lightscape and Global Innovative shall be preserved unimpaired, and all liens upon the property of Lightscape or Global Innovative shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2	FURTHER ASSURANCES

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Lightscape such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Lightscape and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Lightscape or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.	GENERAL
4.1	Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Lightscape or Global Innovative or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Lightscape and Global Innovative.

4.2	Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Lightscape and Global Innovative.

4.3	Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4	Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5	Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

CW1147925.1

LIGHTSCAPE TECHNOLOGIES INC.

Per:	/s/ Bondy Tan
Authorized Signatory

GLOBAL INNOVATIVE SYSTEMS INC.

Per:	/s/ Bondy Tan
Authorized Signatory

CW1147925.1

APPENDIX A

To the Agreement and Plan of Merger between

Lightscape and Global Innovative

Articles of Merger

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

SUBMIT IN DUPLICATE

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

Lightscape Technologies Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Global Innovative Systems Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Global Innovative Systems Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

Ý	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

Lightscape Technologies Inc.
Name of merging entity, if applicable
Global Innovative Systems Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Global Innovative Systems Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *;

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:
Article One of the Articles of Incorporation of Global Innovative Systems Inc. is hereby amended to change the name of Global Innovative Systems Inc. to Lightscape Technologies Inc.

6)	Location of Plan of Merger (check a or b):

Ý	(a) The entire plan of merger is attached;
or,
☐

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)**:	April 20, 2007

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.):

Lightscape Technologies Inc.
Name of merging entity

President, Secretary, Treasurer and Director
Signature	Title	Date

Global Innovative Systems Inc.
Name of merging entity

President and Director
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Global Innovative Systems Inc.
Name of surviving entity

President and Director
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

CW1147925.1

CW1147925.1